SCHEDULE OF FINANCIAL ASSET WITH CASH AND TRADE ACCOUNTS RECEIVABLE (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025	Jun. 30, 2025	Dec. 31, 2024
Notes and other explanatory information [abstract]
Cash and Cash Equivalents	$ 14,782	$ 13,525	$ 28,451	$ 13,526
Restricted cash	3,875	384
Investment in financial assets	28,614	55,642
Short term and long term trade receivables	11,417	4,255
Long term financial assets at fair value	342	333
Other accounts receivable	2,972	2,937
Total	$ 62,002	$ 77,076